Exhibit 10.1

FIRST AMENDMENT TO BILATERAL MANAGEMENT SERVICES AGREEMENT

This FIRST AMENDMENT TO BILATERAL MANAGEMENT SERVICES AGREEMENT, made effective as of July 3, 2015 (“Amendment”), is by and between Pattern Energy Group Inc. (“PEG Inc.”) and Pattern Energy Group LP (“PEG LP”).

RECITALS

A. Whereas, PEG Inc. and PEG LP entered into that certain Bilateral Management Services Agreement dated October 2, 2013 (the “Agreement”); and

B. PEG Inc. and PEG LP wish to amend the Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Reintegration Event. Section 6.01 of the Agreement is hereby amended and restated as follows:

“Section 6.01 Reintegration Event. PEG Inc. shall have the option, exercisable by delivery of written notice of exercise to PEG LP at any time during a period of eighteen (18) months commencing July 1, 2015, to require PEG LP to cause the employees of PEG LP and its subsidiaries to become employees of PEG Inc. and its subsidiaries (the “Employee Reintegration” and the date, if any, such notice is so delivered, the “Reintegration Event”). From and after the occurrence of the Reintegration Event, PEG Inc. and PEG LP will cooperate to cause the Employee Reintegration to occur by the six month anniversary of the Reintegration Event or as soon as reasonably practical thereafter.”

2. Miscellaneous.

2.1 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

2.2 Effect of Amendment. The Agreement is modified only by the express provisions of this Amendment, and shall as so modified remain in full force and effect and is hereby ratified and confirmed by PEG Inc. and PEG LP in all respects.

2.3 Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York excluding any conflict-of-laws rule or principle that might refer the governance or the construction of this Amendment to the law of another jurisdiction irrespective of the choice of laws principles.

PATTERN ENERGY GROUP INC.-PATTERN ENERGY GROUP LP

FIRST AMENDMENT TO BILATERAL MANAGEMENT SERVICES AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first written above.

Pattern Energy Group Inc.

By:	/s/ Dyann Blaine
Name: Dyann Blaine
Title: Vice President

Pattern Energy Group LP

By:	/s/ Dyann Blaine
Name: Dyann Blaine
Title: Vice President

PATTERN ENERGY GROUP INC.-PATTERN ENERGY GROUP LP

FIRST AMENDMENT TO BILATERAL MANAGEMENT SERVICES AGREEMENT